UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Delaware	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:  001-34018

500 Centre Street S.E.

Calgary, Alberta Canada T2G 1A6

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American
Toronto Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information described below under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.” is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 18, 2022, Gran Tierra Energy Inc. (“Gran Tierra”), Gran Tierra Energy Colombia, LLC and Gran Tierra Colombia Inc. entered into entered into a facility agreement (the “Credit Facility”) with Trafigura PTE Ltd., as lender (“Trafigura”). The Credit Facility is secured by Gran Tierra’s Colombian assets and economic rights and has a final maturity date of August 15, 2024, which may be extended to February 18, 2025 upon the satisfaction of certain conditions.

The initial commitment under the Credit Facility is US$100 million, which may increase by up to an additional US$50 million upon mutual agreement by Gran Tierra and Trafigura. Borrowings under the Credit Facility bear interest at a rate equal to 6.00% plus, if applicable, the Compound Reference Rate (as defined in the Credit Facility). Additionally, Gran Tierra must pay Trafigura a commitment fee of 2.10% for unutilized borrowings. As of August 23, 2022, no amounts have been drawn under the Credit Facility.

Pursuant to the Credit Facility, borrowings under the Credit Facility will be repaid through reductions of the amounts payable to Gran Tierra for crude oil delivered under commercial contracts entered into between Gran Tierra, certain of Gran Tierra’s subsidiaries, and Trafigura.

The Credit Facility contains financial covenants requiring Gran Tierra demonstrate quarterly compliance with minimum Coverage Ratios and the Group Liquidity Test (each as defined in the Credit Facility).

This description of the Credit Facility is qualified in its entirety by reference to the complete terms and conditions of the Credit Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit Number	Description

10.1	Credit Facility, dated August 18, 2022, between Gran Tierra Energy Inc., Gran Tierra Energy Colombia, LLC, Gran Tierra Colombia Inc. and Trafigura PTE Ltd.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 23, 2022	GRAN TIERRA ENERGY INC.

/s/ Ryan Ellson
By: Ryan Ellson
Executive Vice President and Chief Financial Officer